                                                                   Exhibit 10.11

     THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (AS THE SAME MAY BE AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME PURSUANT TO THE TERMS THEREOF, THE "SUBORDINATION AGREEMENT") DATED AS OF JANUARY 7, 2005 AMONG NETWORK COMMUNICATIONS, INC., GALLARUS MEDIA HOLDINGS, INC. AND NCID, LLC, COURT SQUARE CAPITAL LIMITED AND TORONTO DOMINION (TEXAS), LLC ("AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE CREDIT PARTIES PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF JANUARY 7, 2005 AMONG THE BORROWERS, AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AND CERTAIN GUARANTEES OF THE INDEBTEDNESS EVIDENCED THEREBY, AS SUCH CREDIT AGREEMENT AND SUCH GUARANTEES HAVE BEEN AND HEREAFTER MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AS PERMITTED UNDER THE SUBORDINATION AGREEMENT AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER SUCH AGREEMENTS AS PERMITTED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                       SENIOR SUBORDINATED PROMISSORY NOTE

US$25,000,000                                                 New York, New York
                                                                 January 7, 2005

          FOR VALUE RECEIVED, the undersigned, GALLARUS MEDIA HOLDINGS, INC., a Delaware corporation ("Parent") hereby promises to pay to COURT SQUARE CAPITAL, LTD. or its registered assigns (the "Payee"), at 399 Park Avenue, 14th Floor, New York, New York 10043, on the Maturity Date (as defined in the Senior Subordinated Credit Agreement, dated as of January 7, 2005, by and among Parent, certain other parties, and the Payee (as the same may be amended, modified, restated or supplemented from time to time, the "Credit Agreement")) the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) or such lesser principal amount thereof as may remain outstanding in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as determined pursuant to the terms of the Credit Agreement. Parent is referred to as the "Maker."

          The Maker promises to pay interest, on demand, on any overdue principal and, to the extent permitted by applicable law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

          The Maker hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever, other than as expressly required by the Credit Agreement, The nonexercise by the Payee of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          The date, amount and interest rate applicable to all borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be recorded by the holder hereof in its internal records and, prior to any transfer of this Note, endorsed by the holder on the schedule attached hereto or any continuation thereof; provided, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Senior Subordinated Promissory Note and the Credit Agreement.

          This Senior Subordinated Promissory Note is the Note referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and prepayment premiums thereon and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS SENIOR SUBORDINATED PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                                   * * * * *

             SIGNATURE PAGE TO SENIOR SUBORDINATED PROMISSORY NOTE

                                        GALLARUS MEDIA HOLDINGS, INC.


                                        By: /s/ Daniel McCarthy
                                            ------------------------------------
                                        Name: Daniel McCarthy
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                               LOANS AND PAYMENTS

                                           Payments of Principal   Unpaid Principal   Name of Person
Date      Amount of Loan   Interest Rate        or Interest         Balance of Note   Making Notation
----      --------------   -------------   ---------------------   ----------------   ---------------
1/07/05     $25,000,000        12.0%